EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Hansen Natural Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Rodney C. Sacks, Chairman of the Board of Directors and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Date:   August 13, 2004                          /s/ RODNEY C. SACKS
                                                 -------------------
                                                 Rodney C. Sacks
                                                 Chairman of the Board
                                                 of Directors and Chief
                                                 Executive Officer